                    Universal Automotive Industries, Inc.

                                Annual Report

                           Dated December 31, 1996

TO OUR STOCKHOLDERS:

     Substantial progress was made in 1996 in achieving the Company's strategy to evolve from an aftermarket distributor of auto parts to the leading Value Line manufacturer of brake parts in the U.S. and Canada. The Value Line concept is one of selling at prices significantly below those of certain leading national brand name brake parts. The evolution process was initiated in 1992 and completed in 1996.

     Universal experienced strong results in 1996 in its core brake parts business, liquidated its aftermarket distribution business and had disappointing results at our Csepel Iron Foundry, Budapest, Hungary. The Company brake parts business benefited from the acquisitions in the prior year of MHD and North American Rotor, as well as internally generated growth.

     Sales in 1996 were up by 35% in spite of a 49% decline in sales from the Company's liquidated automotive aftermarket warehouse distributor business. Net sales of brake parts increased in 1996 by $15.8 million or 60%, to $42.1 million, from $26.3 million in 1995. The sales run rate of brake parts for 1997 to date is approximately 50% better than the same period in 1996.

     Brake parts continue to be the core focus of the Company. The Company is rapidly becoming the leading Value Line supplier of aftermarket brake parts in North America. The Company's market share in the brake rotor and drum business has exceeded 10% of that segment of the U.S. aftermarket. The Company completed two brake related acquisitions in 1996, MCI Automotive and North American Friction. The acquisition of MCI Automotive substantially expanded the range of patterns available to manufacture disc brake rotors and drums and was instrumental in developing a business relationship with the premier supplier of rotor and drum castings in North America. The acquisition of North American Friction, which formulates and manufactures conventional as well as integrally molded disc brake pads, will enable the Company to be a dynamic force in the Value Line friction business, and enhance our product offering to our customer base. Currently, the Company is the only Value Line brake parts company to manufacture disc brake rotors and friction product, and sell at substantial discount from the traditional branded suppliers. The Company believes that the aftermarket customer base seeks to consolidate suppliers based upon quality, performance and price. The Company's strong sales gains in the brake business validates the Company's strategic concept. Revenue growth far exceeds the aftermarket industry in this segment. This afermarket industry segment has a growth rate of 3%.

     Industry consolidation continues to support the Company's brake parts growth strategy in several ways:

          1). The Company's primary customers are growing through acquisition and new store openings.

          2). Pressure on margins created by aggressive retailers selling generic parts forces the traditional market to purchase from value line suppliers that offer price savings from major brands.

          3). Industry preference to consolidate number of suppliers. Currently, the Value Line brake parts business is fragmented in three principal categories: drum and rotor, friction, and hydraulics. The Company's strategy is to provide "one stop" shopping at economics competitive with the leading supplier in each category.

     Challenges facing us in 1997 are containing costs during double digit sales growth, reassessing the strategic value of the Company's Hungarian assets and increasing stockholder value. Now that the foundation is in place, the Company is confident that 1997 will be a rewarding year for shareholders and employees of Universal.



                                     /s/Arvin Scott
                                     --------------------
                                     Arvin Scott
                                     President and CEO
                                     April 14, 1997

                                 THE COMPANY

     The Company is a manufacturer and distributor of brake rotors, drums, disc brake pads, relined brake shoes, wheel cylinders and brake hoses for the automotive market. The Company markets approximately 50% of its product under its UBP trademark (Universal Brake Parts) and the balance under its customers' private labels. The Company commenced operations in 1981 as a warehouse distributor of a wide variety of automotive aftermarket replacement parts servicing the Chicagoland area. In the early 1990's, the Company started shifting its focus to the brake parts segment of the business, and in the second half of 1996 commenced liquidation of the non-brake parts warehouse distributor business due to the lower margin and declining growth prospects of this segment of the business. The Company manufactures disc brake rotors in its Laredo, Texas facility, and formulates and manufactures conventional as well as integrally molded disc brake pads at its North American Friction plant, located in Toronto, Canada. In October 1995, it acquired a foundry in Budapest, Hungary which presently makes iron castings for numerous industries, but which could be capable of supplying brake rotors for the Company's internal requirements should certain significant additional equipment investment be made.

     The Company believes it is the leading supplier of "value line" brake parts (brake parts sold at prices significantly below those of certain leading national brand name brake parts) to mass-market retailers, traditional warehouse distributors and specialty undercar distributors in North America. Many of the Company's "value line" competitors specialize in only one category of brake parts. By offering a full line of "value line" products in each of such categories, the Company believes it has an advantage over those competitors offering "value line" products in fewer brake part categories in light of the industry trend to consolidate the number of suppliers of products.

     The Company also conducts a wholesale "commodities" operation from its headquarters in Chicago, Illinois, purchasing certain automotive replacement parts and maintenance items in large volume, at favorable prices, and reselling such products at slightly higher prices.

     In each of the past four years, the Company has experienced a greater than 30% increase in net sales of brake rotors and other brake parts. Due to several acquisitions and overall improvement of its brake parts business, sales in this category increased by 60% during 1996 compared to 1995. No assurance can be given that this percentage increase in sales will continue at such level in the future.

     The Company currently markets its UBP Universal Brake Parts line to warehouse distributors, mass market retailers (e.g. Hi-Lo Auto Supply, Discount Autoparts, AutoWorks, APS, ISW), specialty, "under-the-car" distributors, and national franchise and chain installers (e.g. Meineke, Midas, Monroe Muffler, Speedy Muffler and Car-X) located throughout the United States and Canada, principally through the Company's salespeople, independent sales representatives and telemarketing. The Company has recently been named a private label brake rotor and drum supplier to the national buying groups Pronto, AAAD, and the Independent Auto Parts Association.

     Net sales of brake rotors and other brake parts account for an increasingly significant portion of the Company's total net sales and gross profits. The following table sets forth, for the three years ended December 31, 1994, 1995 and 1996, net sales attributable to brake parts and all other Company operations as a percentage of total net sales, and gross profits attributable to sales of brake parts and sales from all other Company operations as a percentage of total gross profits.


                                            Year Ended December 31,
                                ---------------------------------------------
                                     1994            1995           1996
                                --------------  --------------  -------------
                                 % OF    % OF    % OF    % OF    % OF  % OF
                                TOTAL   TOTAL   TOTAL   TOTAL   TOTAL  TOTAL
                                 NET    GROSS    NET    GROSS    NET   GROSS
     PRODUCTS                   SALES  PROFITS  SALES  PROFITS  SALES  PROFIT
     --------                   -----  -------  -----  -------  -----  ------
     Brake Parts(1)...........    58%    70%      64%     79%     66%     81%

     All other operations(2)..    42%    30%      36%     21%     34%     19%
                                -----  -----    -----  ------   -----  ------
         Total................   100%   100%     100%    100%    100%    100%
                                =====  =====    =====  ======   =====  ======

----------------------
(1) Includes sales of brake rotors and drums, wheel cylinders and brake friction products.

(2) Includes sales of automotive hard parts, maintenance products and accessories on a warehouse distribution and wholesale basis, and for the period from October 2, 1995 through December 31, 1996, revenues from the Company's Hungarian foundry operations.


     In October 1995, the Company acquired the assets of Csepel Iron Foundry Works, a producer of high quality gray iron and ductile iron casting products, located in Budapest, Hungary. The Company manufactures iron casting products at its Hungarian foundry primarily for the European automotive and machine tool industries. The foundry is not presently equipped to manufacture high volume, smaller-sized items such as brake rotors. The Company may at some time in the future upgrade the foundry (including additional equipment purchases) to produce iron castings for brake rotors, although the Company has no present plans to make any such upgrades. All of the foundry's sales are in Europe.

     The Company's strategy is to capitalize on the increasing demand for brake rotors and other brake parts and the higher gross margins on sales of such brake parts by expanding its brake parts manufacturing operations and its specialty brake parts distribution business. The Company intends to seek a combination of additional senior and subordinated debt and possible equity financing to finance this expansion. The Company believes that it can implement its expansion strategy by: (i) gaining additional market share if friction brake products; (ii) purchasing additional machinery and brake rotor patterns to increase the number of brake rotor SKUs the Company manufactures;
(iii) possibly acquiring other specialty brake parts distributors; (iv) increasing its marketing activities relative to new brake parts product lines; and (v) increasing its inventories of brake parts.

     (i) April 1995 - the Company purchased the brake rotor and drum inventory and customer list of the passenger car division of MHD Automotive, an Illinois-based distributor of brake parts;

     (ii) June 1995 - the Company acquired the inventory and customer list of North American Rotor, Inc., a distributor of brake drums anD rotors;

     (iii)  October 1995 - the Company acquired the assets of Csepel
            Iron Foundry Works, with a view toward potential future upgrading in order to eventually produce brake rotors for internal requirements (See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Hungarian Foundry");

     (iv) January 1996 - the Company, which owned 50% of the outstanding stock of UBP Friction, Inc., a Canadian-based specialty manufacturer of brake friction parts, acquired the remaining 50% of the outstanding capital stock;

     (v) March 1996 - the Company acquired the brake parts inventory and customer list of MPW Brake Supply of Cambridge, Massachusetts, an aftermarket brake parts distributor on the east coast;

     (vi) June 1996 - the Company acquired the assets and goodwill of North American Friction Inc., a Canadian manufacturer of a brake friction component used in the Company's brake friction manufacturing process;

     (vii) September 1996 - the Company substantially liquidated its non-brake parts warehouse/distribution division which enabled the Company to utilize the financial, warehouse and personnel resources previously used by such division in the Company's higher margin brake parts business. Liquidation was substantially completed by December 31, 1996; and

     (viii) November 1996 - the Company acquired all of the assets of MCI Automotive Division of Excel Industries which was in bankruptcy. Inventory was acquired at values substantially less than current market values which the Company believes will enable it to obtain higher margins as the product is sold. The Company also acquired a substantial number of additional brake rotor patterns and additional equipment to increase its manufacturing capacity.

Marketing

     The Company organizes its marketing operations around three principal customer groups: (i) volume purchasers of private label brake parts; (ii) national franchise and chain installers; and (iii) Chicago area jobbers purchasing brake parts. The Company currently markets its UBP Universal Brake Parts label line to other warehouse distributors, mass market retailers (e.g., Hi-Lo Auto Supply, Discount Autoparts, Autoworks, APS, ISW), specialty "under-the-car" distributors, and jobbers located throughout the United States and Canada, principally through independent sales representatives retained by the Company on a commission basis. The Company markets predominantly private label brake parts to national franchise and chain installers, including Meineke, Midas, Monroe Muffler, Speedy Muffler and Car-X, through telemarketing operations conducted from the Company's headquarters facility located in Chicago, Illinois. The Company has reduced the scope of its traditional warehouse-distribution business to approximately 2500 SKUs, comprised of brake parts.

Distribution

     The Company provides rapid delivery of a broad variety of brake parts to its customers. The Company operates one central warehouse at its 126,000 square foot headquarters facility located in Chicago, Illinois, and three regional warehouses ranging in size from 4,000 to 40,000 square feet located across North America with one warehouse located in the western United States in Compton, California, one warehouse located in western Canada in Vancouver, British Columbia, and one warehouse located in eastern Canada, in North York, Ontario.

Manufacturing

     The Company relocated its brake rotor manufacturing operations from Canada to Laredo, Texas during the first two quarters of 1996. The Laredo, Texas manufacturing facility has the capacity to machine from raw castings to finished product approximately 720,000 rotors which represents 20% of the brake rotor SKUs marketed under the Company's private label. Such facility became fully operational in July 1996. The manufacture of brake rotors involves: (i) the engineering and design of a pattern for each brake rotor SKU produced by the Company; (ii) the formation of a raw iron casting by a foundry from the brake rotor pattern; and (iii) the machining of the raw iron casting to the specifications for the particular brake rotor SKU in production. The Company owns approximately 216 patterns for the brake rotors it manufactures which are used to pour the raw iron castings. The Company provides its brake rotor patterns to several unaffiliated foundries which pour the raw iron castings into molds made from such patterns and deliver them to the Company for machining at its Laredo facility.

     The Hungarian foundry acquired by the Company in October 1995 manufactures iron casting products primarily for the European automotive and machine tool industries. The foundry is not presently equipped to produce raw iron castings for use in the manufacture of brake rotors.

     The brake friction parts manufactured by the Company consist of brake pads and shoes. These manufacturing operations are conducted at the Company's UBP Canholdings headquarters in North York, Ontario. In June 1996 the Company acquired the assets and goodwill of North American Friction Inc., a Canadian manufacturer of a brake friction component (conventional pucks and integrally molded pads) used in the Company's brake friction manufacturing process.


                    MARKET FOR REGISTRANT'S COMMON EQUITY
                       AND RELATED STOCKHOLDER MATTERS

     The Common Stock is listed on the Nasdaq SmallCap Market under the symbol "UVSL" and on The Chicago Stock Exchange under the symbol "UVS." The Redeemable Common Stock Purchase Warrants are listed on the Nasdaq SmallCap Market under the symbol "UVSLW" and on The Chicago Stock Market under the symbol "UVSWS." The following table sets forth, for the periods indicated, the high and low sale prices per share for the Common Stock and for the Redeemable Common Stock Purchase Warrants as reported by the Nasdaq SmallCap Market, on a quarterly basis, for the years 1995 and 1996. The Common Stock and the Redeemable Common Stock Purchase Warrants were initially listed on the Nasdaq SmallCap Market and on The Chicago Stock Exchange on December 15, 1994.




COMMON STOCK
                                                       HIGH     LOW
                                                       ----     ---
         1995
           First Quarter ...........................  $10.62  $ 9.50
           Second Quarter ..........................  $11.37  $ 9.62
           Third Quarter ...........................  $11.75  $10.50
           Fourth Quarter ..........................  $12.87  $11.12

         1996
           First Quarter ...........................  $12.00  $ 6.75
           Second Quarter ..........................  $10.75  $ 9.50
           Third Quarter ...........................  $10.25  $ 7.62
           Fourth Quarter ..........................  $ 8.00  $ 1.25

REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                                       HIGH     LOW
                                                       ----     ---
         1995
           First Quarter ...........................  $ 4.87  $ 4.12
           Second Quarter ..........................    6.37    4.37
           Third Quarter ...........................    6.87    5.68
           Fourth Quarter ..........................    7.00    6.00

         1996
           First Quarter ...........................  $ 6.63  $ 4.25
           Second Quarter ..........................  $ 6.50  $ 4.50
           Third Quarter ...........................  $ 5.25  $ 3.88
           Fourth Quarter ..........................  $ 4.00  $ 0.50


     As of May 27, 1997, there were approximately 850 beneficial holders of the Common Stock.

     The Company has not paid any cash dividends on its Common Stock. The Company does not intend to declare or pay any cash dividends on the Common Stock in the foreseeable future and anticipates that earnings, if any, will be used to finance the development of and expansion of its business. Moreover, the Company's bank lines of credit prohibit the declaration and payment of cash dividends. Any payment of future dividends and the amounts thereof will be dependent upon the Company's earnings, financial requirements, and other factors deemed relevant by the Company's Board of Directors, including the Company's contractual obligations. See "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources."

                           SELECTED FINANCIAL DATA

     The following selected financial data should be read in conjunction with the financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this Report. The statement of operations data for the years ended December 31, 1996, 1995 and 1994 and the balance sheet data at December 31, 1996 and 1995 are derived from the audited financial statements of the Company included elsewhere in this Report. The statement of operations data for the years ended December 31, 1993 and 1992 and the balance sheet data at December 31, 1994, 1993 and 1992 are derived from audited financial statements not included herein. The pro forma data are based on the circumstances described in the accompanying footnotes and the information discussed in Note 1 of the Notes to the Company's Consolidated Financial Statements.


                                                         (in thousands except for per share data)
                                                                 Years Ended December 31, (1)
                                              --------------------------------------------------------------
                                                  1996         1995         1994         1993         1992
                                              -----------  -----------  -----------  -----------  ----------
Statement of Operations Data:
Net sales...................................  $    63,060  $    46,815  $    39,712  $    33,170  $   33,510
Cost of sales...............................       51,785       38,299       33,053       28,248      29,335
                                              -----------  -----------  -----------  -----------  ----------
 Gross profit...............................       11,275        8,516        6,659        4,922       4,175
Selling, general and administrative expenses       10,599        7,688        5,350        4,353       2,653
                                              -----------  -----------  -----------  -----------  ----------
Income from operations......................          676          848        1,309          569       1,522
                                              -----------  -----------  -----------  -----------  ----------
Other expense (income):
 Equity in income of affiliate..............           (1)           6          (60)        (181)          0
 Interest expense...........................        1,184          843          689          366         296
 Loss (Gain) on disposition of assets.......          (44)          (4)          70            0          43
 Other......................................          (69)         (29)           7          (54)        (25)
                                              -----------  -----------  -----------  -----------  ----------
                                                    1,070          816          706          131         314
                                              -----------  -----------  -----------  -----------  ----------
Income (loss) before provision for income
 taxes and cumulative effect of
 accounting change..........................         (394)          32          603          438       1,208
Income tax provision (benefit) (2)..........           99          (32)         129           17          22
                                                           -----------  -----------  -----------  ----------
Income (loss) before cumulative effect of
 accounting change..........................         (493)          64          474          421       1,186
Cumulative effect of accounting change (4)..            0            0           47            0           0
                                              -----------  -----------  -----------  -----------  ----------
Net Income for period.......................  $      (493) $        64  $       521  $       421  $    1,186
                                              ===========  ===========  ===========  ===========  ==========
Pro forma income per share (2):
 Income before provision for income taxes
  and cumulative effect of accounting change                            $       603  $       438
 Income tax provision.......................                                    128          170
                                                                        -----------  -----------
Income before cumulative effect of
  accounting change.........................                                    475          268
Cumulative effect of accounting change......                                     46            0
                                                                        -----------  -----------
Net income..................................                            $       521  $       268
                                                                        ===========  ===========
Net income per common share:
 Before cumulative effect adjustment........  $      (.07) $       .01  $       .10  $       .07
 Cumulative effect adjustment...............            0            0          .01            0
                                              -----------  ===========  ===========  ===========
Net income per share........................  $      (.07) $       .01  $       .11  $       .07
                                              ===========  ===========  ===========  ===========
Common shares outstanding (3)...............    6,647,796    7,129,966    4,918,630    4,078,000
                                              ===========  ===========  ===========  ===========

                                                                     December 31, (1)
                                              --------------------------------------------------------------
                                                  1996         1995         1994         1993         1992
                                              -----------  -----------  -----------  -----------  ----------
Balance Sheet Data:
 Working capital............................  $    14,268  $    14,327  $    11,630  $     1,973  $    1,909
 Total assets...............................       38,027       26,416       23,464       11,726       8,403
 Long-term debt, less current portion.......       15,394       12,085        7,711          852         365
 Total stockholders' equity.................        8,856        8,559        8,012        2,156       1,656

-------------

(1) The financial data as of and for the years ended December 31, 1992 include only the operations of Universal Automotive, Inc., the predecessor of the Company. The financial data as of and for the year ended December 31, 1993 include the operations of the Company and IDC. For the period from January 1, 1993 through September 30, 1993, certain Stockholders/Executive Officers owned all of the issued and outstanding capital stock of IDC Holdings Corporation, which owned 50% of International Discus Corporation, and the investment in and the results of operations of International Discus Corporation are recorded on the equity method for such period. For the period from October 1, 1993 through December 31, 1993, IDC Holdings Corporation owned 100% of International Discus Corporation and the Company's Consolidated Financial Statements for such period include, on a consolidated basis, the operations of Universal and IDC. The financial data as of and for the year ended December 31, 1994 include, on a consolidated basis, the operations of Universal and IDC and for the period from May 1, 1994 through December 31, 1994, also include the operations of UBP Canholdings, which was acquired by the Company effective April 30, 1994. The financial data as of and for the year ended December 31, 1995 include, on a consolidated basis, the operations of Universal, IDC and UBP Canholdings and, for the period from October 2, 1995 through December 31, 1995, also included the operations of UBP Hungary which was acquired by the Company effective October 2, 1995. Pro forma information for UBP Hungary is not included because no financial statements for periods prior to acquisition of the predecessor entity are available. See "Management's Discussion and Analysis of Financial Condition and Results of Operations," and Note 1 of the Notes to the Company's Consolidated Financial Statements.

(2) For the period beginning on and after January 1, 1992 and terminating on April 30, 1994, Universal elected to be treated as an "S Corporation" under the Internal Revenue Code of 1986, as amended, whereby income or loss of the Company is allocated to its stockholders by inclusion in their respective individual income tax returns. Accordingly, no liability or provision for federal income taxes is reflected for Universal for the years ended December 31, 1993 and 1992, and for the period from January 1, 1994 through April 30, 1994. The pro forma income per share adjustment for the years ended December 31, 1994 and 1993 reflect a provision for federal income taxes as if the Company were a "C Corporation" rather than an S Corporation for such periods. See "Market for Registrant's Common Equity and Related Stockholder Matters," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Note 2 and
     Note 7 of the Notes to the Company's Consolidated Financial Statements.

(3) For the year ended December 31, 1993 common shares outstanding have been computed using the modified treasury stock method. Shares of common stock sold within 12 months prior to the date of the public offering for a per share price less than the initial public offering price are included in the calculation of net income per share as if they had been outstanding for the entire period. For the year ended December 31, 1994, common shares outstanding are based on the weighted average number of shares outstanding during the year. For the year ended December 31, 1995, primary net income per share is computed by dividing net income by the weighted average number of shares of common stock and common stock equivalents outstanding during the period using the treasury stock method based on the average price of the stock during the period. Common stock equivalents include shares issuable upon conversion of the Company's warrants and options. Fully diluted net income per share is computed by dividing net income by the weighted average number of shares of common stock and common stock equivalents outstanding during the period using the treasury stock method based on the end of the period stock price. Because of the net loss incurred during 1996, common stock equivalents are not included for such year in the weighted average number of shares outstanding in determining loss per share. See Note 2 of the Notes to the Company's Consolidated Financial Statements.

(4) As discussed in Note 2 to the Notes to the Company's Consolidated Financial Statements, in 1994 the Company changed its method of determining inventory costs for financial reporting purposes to include capitalization of inbound customs and transportation costs. The cumulative effect on prior years of this change was $47 (net of income taxes of $29).

(5) Certain 1995 and 1994 selling, general and administrative expenses have been reclassified to cost of sales to conform to 1996 classifications, without affecting income from operations. Other reclassifications of certain 1995 items have been made to conform to 1996 classifications.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                          AND RESULTS OF OPERATIONS1

GENERAL

     The Company is a manufacturer and distributor of brake rotors, drums, disc brake pads, relined brake shoes, and wheel cylinders. The Company believes it is the leading supplier of "value line" brake parts (brake parts sold at prices significantly below those of certain leading national brand name brake parts) to mass-market retailers, traditional warehouse distributors and specialty undercar distributors in North America.

     Change in Tax Status. For the period beginning on and after January 1, 1992 and terminating on April 30, 1994, the Company elected to be treated as an "S Corporation" for federal income tax purposes under Subchapter S of the Code. As a result, the Company's earnings for such period were taxed, for federal and certain state income tax purposes, directly to the Company's stockholders rather than to the Company. Since the termination of its S Corporation status in April 1994, the Company has been subject to corporate income taxation as a "C Corporation."

RESULTS OF OPERATIONS

Year Ended December 31, 1996 Compared to the Year Ended December 31, 1995

     Net sales for the year ended December 31, 1996 increased by $16,244,688 or 35% to $63,059,515 from $46,814,827 in 1995. Such increase was due to a 60%
increase in sales in the Company's brake parts business and a full year's revenue of the Company's Hungarian foundry which was acquired in October 1995. This increase was achieved despite a 49% sales decrease in the Company's non-brake parts warehouse distribution business which was liquidated in 1996.

     Gross profit for the year ended December 31, 1996 increased by $3,208,112 or 40% to $11,274,779 from $8,066,667 in 1995. Gross profit margin increased from 17.2% in 1995 to 17.9% in 1996. The increase in gross profit was attained as sales of higher margin brake related product continued to replace sales of discontinued non-brake warehouse distribution business and inclusion of a full year of operations of the Company's Hungarian foundry. The increase in gross profit margin was attained due to the fact that sales of brake related product is at a higher margin than the sales of non brake parts which it replaced and despite significantly lower margins reported by the Hungarian foundry.

     Selling, general and administrative expense for the year ended December 31, 1996 were $10,599,238 or a 47% increase over the 1995 year of $7,219,126. Such increase was due primarily to:


---------------------

     (1) Some of the statements included in Management's Discussion and Analysis of Financial Condition and Results of Operations may be considered to be "forward looking statements" since such statements relate to matters which have not yet occurred. For example, phrases such as "the Company anticipates," "believes" or "expects" indicate that it is possible that the event anticipated, believed or expected may not occur. Should such event not occur, then the result which the Company expected also may not occur or occur in a different manner, which may be more or less favorable to the Company. The Company does not undertake any obligation to publicly release the result of any revisions to these forward looking statements that may be made to reflect any future event or circumstances. Actual results could differ materially from those projected in the forward looking statement.

(i) an approximately $2,100,000 increase in selling and distribution expenses of a mostly variable nature related to the sales increase in the UBP Brake
Parts business; (ii) an approximately $955,000 increase due to the inclusion of a full year's results for the Company's Hungarian foundry; (iii) an approximately $221,000 increase due to the acquisition in June 1996 of the North American Friction brake pad manufacturing business; and (iv) a charge of $195,000 to increase the reserve for bad debts to reflect collection risks associated with a certain customer.

     Income from operations for the year ended December 31, 1996 decreased by $172,000 or 20% to $675,541 from $847,541 in 1995. This decrease resulted from an increased loss from operations for the Hungarian foundry of approximately $572,000, which was not offset by increased income from operations in the Company's UBP Brake Parts business.

     Interest expense for the year ended December 31, 1996 increased by $340,785 or 40% to $1,184,018 from $843,233 in 1995. Such an increase resulted in an overall increase in the Company's borrowing under its bank line of credit and other subordinated borrowings which were used to finance (i) the overall increase in sales and related increases in working capital requirements and
(ii) purchase of equipment and improvements for the manufacturing facilities and the Hungarian foundry. Also, subordinated borrowings bear interest at higher rates than bank borrowings.

     Income (loss) before provision for income taxes and cumulative effect of accounting change for the year ended December 31, 1996 decreased by $426,299 to a loss of $394,712 in 1996 from income of $31,587 in 1995. Net income (loss) for the year ended December 31, 1996 decreased by $557,670 to a net loss of $493,420 from net income of $64,250 in 1995. These decreases resulted from the factors discussed above.

Year Ended December 31, 1995 Compared to the Year Ended December 31, 1994

     Net sales for the year ended December 31, 1995 increased by $7,102,698 or 18% to $46,814,827 from $39,712,129 in 1994. Such increase was due primarily to increased sales in the Company's UBP Brake Parts distribution business. The 18% overall increase was achieved despite a 20% sales decrease in the Company's Chicago warehouse distribution business.

     Gross profit for the year ended December 31, 1995 increased by $1,759,496 or 28% to $8,066,667 from $6,307,171 in 1994. The gross profit margin increased from 15.9% in 1994 to 17.2% in 1995. This increase is attributable primarily to an increase in 1995 of brake part sales which generate higher gross margins than sales of other automotive replacement parts.

     Selling, general and administrative expenses for the year ended December 31, 1995 increased by $2,220,875 or 44% to $7,219,126 from $4,998,251 in 1994.
Such increase was due primarily to: (i) an approximately $1,100,000 increase in selling and distribution expenses of a mostly variable nature related to the sales increase in the UBP Brake Parts business; (ii) an approximately $500,000 increase due to the inclusion of UBP Canholdings' results for all of 1995, compared to the inclusion of only eight months in 1994; (iii) an approximately $250,000 increase in professional fees related primarily to the Company's stock being publicly traded; (vi) an approximately $165,000 increase related to expenses incurred by UBP Hungary, which was acquired in October 1995; and (v) approximately $169,000 in stock option compensation cost.

     Income from operations for the year ended December 31, 1995 decreased by $461,379 or 35% to $847,541 from $1,308,920 in 1994. This decrease resulted from the increase in selling, general and administrative expenses.

     Interest expense for the year ended December 31, 1995 increased by $153,807 or 22% to $843,233 from $689,426 in 1994. Such increase resulted from an increase in the Company's borrowing under its bank line of credit which was used to finance (i) the overall increase in sales and the related increases in working capital requirements and (ii) the acquisition of and improvements at the Hungarian foundry.

     Income before provision for income taxes and cumulative effect of accounting change for the year ended December 31, 1995 decreased by $571,398 or 95% to $31,587 from $602,985 in 1994. This decrease is attributable to the overall increase in selling, general and administrative expenses discussed above.

     Net income for the year ended December 31, 1995 decreased by $457,125 or 88% to $64,250 from $521,375 in 1994. This decrease resulted from the factors discussed above.

Year Ended December 31, 1994 Compared To Year Ended December 31, 1993

     Net sales for the year ended December 31, 1994 increased by approximately $6,542,000 or 20%, to $39,712,129 from $33,170,049 in 1993. Such increase was due primarily to the Company's acquisition of UBP Canholdings in April 1994, and the inclusion of approximately $6,000,000 for UBP Canholdings' net sales from May 1994 through December 31, 1994.

     Gross profit for the year ended December 31, 1994 increased by approximately $1,368,785 or 28%, to $6,307,171 from $4,938,386 in 1993. Such increase in gross profit was attributable, in part, to the inclusion of IDC's operating results on a consolidated basis for the period. For the first nine months of 1993 the Company's investment in IDC was accounted for by the equity method. The increase in gross profit was also attributable to the inclusion of UBP Canholdings' operating results for the period from May 1 to December 31, 1994, which led to a higher mix of brake parts sales on a consolidated basis and an increase in brake part sales which generated higher gross margins.

     Selling, general and administrative expenses for the year ended December 31, 1994 increased by approximately $644,872 or 15% to $4,998,251 from $4,353,379 in 1993. Selling, general and administrative expenses for 1993 included an $866,000 bonus to an executive officer of the Company. Excluding this 1993 bonus, the increase in selling, general and administrative expenses for 1994 would have been $1,510,872. Such increase was due primarily to (i) the addition of approximately $1,300,000 of expenses as a result of the acquisition of UBP Canholdings and the treatment of IDC's and UBP Canholdings' (for the period from May 1, 1994 to December 31, 1994) operating results on a consolidated basis and (ii) approximately $200,000 in expenses incurred in connection with the Company's relocation to its new headquarters and central warehouse facility in June 1994.

     Income from operations for the year ended December 31, 1994 increased by approximately $723,000 or 123%, to $1,308,920, from $585,007 in 1993. This increase resulted from the increase in gross profit of $689,426 exceeding the increase in selling, general and administrative expenses.

     Interest expense for the year ended December 31, 1994 increased by approximately $323,000 or 88% to $689,426, from $365,651 in 1993. Such increase resulted from: (i) an increase in the Company's borrowing under its bank lines of credit; (ii) the purchase by the Company in January 1994 of its new headquarters and central warehousing facility for a purchase price of $1,750,000, all of which was financed by bank debt; (iii) the inclusion of IDC's interest expense on a consolidated basis; (iv) increased borrowing to finance the Company's recent acquisition of new manufacturing machinery; and
(v) an increase in the Company's lenders' reference rates of interest on which the interest rates on a substantial portion of the Company's indebtedness were based.

     Income before provision for income taxes and cumulative effect of accounting change for the year ended December 31, 1994 increased by approximately $165,000 or 38%, to $602,985, from $438,132 in 1993.

     Net income for the year ended December 31, 1994 increased by approximately $100,000 or 24%, to $521,375, from $420,783 in 1993. This increase resulted from the factors discussed above.

CAPITAL EXPENDITURES

     For the year ended December 31, 1994, capital expenditures totaled approximately $3,180,000 consisting primarily of: (i) the purchase and improvement of the Company's headquarters facility in Chicago, Illinois for approximately $1,825,000; (ii) the purchase of new manufacturing machinery and brake rotor patterns for approximately $885,000; and (iii) the purchase of new warehousing and computer equipment and fixtures for approximately $340,000.

     For the year ended December 31, 1995, capital expenditures totaled approximately $1,983,000 consisting primarily of: (i) the acquisition of the Hungarian foundry for approximately $960,000; (ii) the expenditure of approximately $200,000 for improvements and renovations to the Hungarian foundry; and (iii) approximately $700,000 for the acquisition of machinery and new brake rotor SKU patterns for the raw iron castings used in the Company's brake rotor manufacturing operations.

     For the years ended December 31, 1996, capital expenditures totaled approximately $3,973,000, consisting primarily of: (i) the acquisition of brake friction manufacturing machinery and equipment for approximately $2,300,000; (ii) the acquisition of machinery, equipment and additional brake rotor patterns to expand the brake rotor manufacturing capacity for approximately $600,000; and (iii) upgrade and renovation of the Hungarian foundry for approximately $1,000,000.

LIQUIDITY AND CAPITAL RESOURCES

     Historically, the Company's primary liquidity needs have been associated with carrying accounts receivable and maintaining inventories. Prior to the Company's initial public offering, which was completed in December 1994, the Company relied on internally generated funds, credit made available from suppliers and bank lines of credit. The Company's working capital needs are generally not seasonal in nature, although business slows down slightly during the winter months. Certain capital expenditures have been funded through bank loans and capital lease arrangements.

     In May 1995 the Company entered into a credit agreement (the "Credit Agreement") with NBD Bank ("NBD"), pursuant to which NBD (i) replaced all previously existing American National Bank facilities and loans and (ii) consolidated existing credit facilities and loans for both the United States and Canadian entities. The Credit Agreement, as amended from time to time, permits revolving line of credit borrowings in amounts up to $12,000,000 due May 18, 2000 and additional borrowings of up to $500,000 to finance equipment purchases, to be paid off over a five-year term. Under the Agreement, the Bank also (i) refinanced the first mortgage on the Company's headquarters for a total of $1,300,000 due in April,

2000 and (ii) extended to the Company an authorization to finance the acquisition of machinery and equipment. It should be noted that NBD subsequently merged with First National Bank of Chicago, and as a result of such merger, the Credit Agreement, as amended, has been transferred back to its American National Bank subsidiary (collectively, the "Bank"). In addition, as noted below, the Company also obtained an additional $2,000,000 line of credit for equipment acquisitions and a $2,250,000 credit facility from NBD (Frankfurt) to fund its Hungarian foundry operations.

     The Agreement, as amended, contains certain limitations on dividends and capital expenditures and requires the Company to satisfy certain financial covenants, including, without limitation, ratios of current assets to current liabilities, cash flow to fixed charges ratios and minimum tangible net worth. As of December 31, 1996, the Company was in violation of three of these financial covenants. The Bank entered into a waiver agreement whereby the Bank waived the event of default with respect to such covenants as of and for the quarter ended December 31, 1996. The Company anticipates, although it cannot guarantee, that improved operations and additional financing will bring the Company back into compliance with the loan covenants in question.

     All borrowings under the Credit Agreement are at the bank's prime rate (8.25% at December 31, 1996) and/or various LIBOR options, except for the term loans described below, for which the Company has chosen a fixed rate. The facilities are secured by a first lien on substantially all of the Company's North American assets and by a pledge of all of the outstanding capital stock of the Company's subsidiaries. At December 31, 1996, approximately $496,000 was available for borrowing under the revolving line of credit.

     The first mortgage note on the Company's headquarters facility is payable to the Bank in quarterly installments of $16,250 plus interest. The Company has entered into a fixed interest rate swap agreement with the Bank which fixes the rate of interest the Company pays at a rate of 8.58%. The swap contract is settled on a quarterly basis with the Company either paying or receiving the difference between the fixed rate specified in the contract and the current floating rate. For the years ended December 31, 1996 and 1995, the Company paid a net amount of $6,495 and $657 under this agreement. The Company is exposed to off-balance sheet risk in the event of nonperformance by the Bank; however, the Company believes the Bank will be able to satisfy its obligation under the contract.

     The Company has outstanding notes payable to the Bank (pursuant to its authorization to borrow up to $2,500,000 for the acquisition of machinery and equipment) in the aggregate amount at December 31, 1996 of approximately $1,970,000. These notes are payable in monthly installments of approximately $62,700 including interest at rates ranging from 9.1% to 11% per annum. All of the notes mature between 1999 and 2001 and are collateralized by first liens on all of the Company's assets, pursuant to the Credit Agreement.

     On January 2, 1996, the Bank's European branch located in Frankfurt, Germany extended: (a) a line of credit facility of $750,000 (maturing December 31, 1997); and (b) a $1,500,000 term loan (maturing 5 years from the dates of specific borrowings) to the Hungarian subsidiary to be used in connection with its foundry operations in Hungary, both of which loans are secured by all the assets of that entity. Such borrowings (denominated in Deutsche Marks) bear interest at the bank's prime rate or various LIBOR options. As of December 31, 1996, total borrowings on the line of credit and term loan were approximately $1,371,000.

     As of December 31, 1996, the Company was obligated under notes payable to one of its directors and a general partnership managed by another of its directors in the aggregate principal amount of

$350,000. Both notes bear interest at the rate of 11% per annum and contain options to purchase 14,000 shares of the Company's Common Stock at $5.00 per share. Such notes mature during 1997 and are subordinated to the Company's bank indebtedness. As of such dates, the Company also was obligated under notes payable to four unaffiliated persons in the aggregate principal amount of $700,000. Such notes bear interest at rates ranging from 9% to 11% per annum and contain options to purchase 28,000 shares of the Company's Common Stock at $5.00 per share. Such notes mature during 1997 and are subordinated to the Company's bank indebtedness.

     As of December 31, 1996, the Company's Canadian subsidiary was indebted to an employee in the amount of approximately $204,000 due on demand at an annual interest rate of 11%. The Company also has due a swingline note to one Bank in the amount of $500,000 due May 31, 1997 plus interest at rates in effect for the Credit Agreement.

     The Company believes that cash generated from operations, borrowings under the Company's Bank lines of credit, credit from its suppliers and the net proceeds additional financing in the form of senior or subordinated debt or additional equity financing will be sufficient to fund its working capital requirements and capital expenditures through 1997.

SEASONALITY

     The Company's business is slightly seasonal in nature, primarily as a result of the impact of weather conditions on the demand for automotive replacement parts. Historically, the Company's sales and profits have been slightly higher in the second and third calendar quarters of each year than in the first or fourth quarters.

EFFECTS OF INFLATION

     The Company historically has been able to diminish the effects of inflationary cost expenses through increased prices to customers and productivity improvements. Non-inventory cost increases, such as payroll, supplies and services, have generally been offset through price increases.

NEW ACCOUNTING STANDARDS

     Statement of Financial Accounting Standard (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. The new standard, which was adopted in 1996, did not have a significant effect on the Company's results of operations, cash flows or financial position.

     Statement of Financial Accounting Standard (SFAS) No. 123, "Accounting for Stock-Based Compensation" allows companies to measure compensation cost in connection with employee stock compensation plans using a fair market value method or to continue to use an intrinsic value based method. The Company has adopted only the disclosure provision of SFAS No. 123 and continues to account for stock options in accordance with APB Opinion No. 25. The Company currently plans to continue using the intrinsic value based method.

                 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     The Company's consolidated financial statements, related notes, and the report of the independent certified public accountants follow on subsequent pages of this report.

                     UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                  INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

                                                                           Page

FINANCIAL STATEMENTS:
    Independent Auditors' Reports                                           F-2

    Consolidated Balance Sheets as of December 31, 1996 and 1995            F-5

    Consolidated Statements of Operations, for the Years Ended
         December 31, 1996, 1995 and 1994                                   F-6

    Consolidated Statements of Changes in Stockholders' Equity for
         the Years Ended December 31, 1996, 1995 and 1994                   F-7

    Consolidated Statements of Cash Flows for the Years Ended
         December 31, 1996, 1995 and 1994                                   F-8

    Notes to Consolidated Financial Statements                             F-10

 FINANCIAL STATEMENT SCHEDULES:

    Independent Auditors' Report                                            S-1

    Schedule I - Condensed Financial Information of Registrant              S-2

    Schedule II - Valuation and Qualifying Accounts                         S-5

               [ALTSCHULER, MELVOIN AND GLASSER LLP LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Universal Automotive Industries, Inc.


We have audited the accompanying consolidated balance sheets of UNIVERSAL AUTOMOTIVE INDUSTRIES, INC. as of December 31, 1996 and 1995, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of wholly owned foreign subsidiaries (Note 1) which statements reflect aggregate total assets of $14,090,590 and $8,960,023 as of December 31, 1996 and 1995 and aggregate total revenue of $16,250,090, $11,547,447 and $6,774,331 for the respective three years then ended. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the amounts included for such subsidiaries is based solely on the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Universal Automotive Industries, Inc. as of December 31, 1996 and 1995, and the consolidated results of their operations and cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 1994 the Company changed its method of accounting for inbound customs and transportation costs.


/s/Altschuler, Melvoin and Glasser LLP


Chicago, Illinois
March 19, 1997

[BDO DUNWOODY LETTERHEAD]


================================================================================
                                                                AUDITORS' REPORT

--------------------------------------------------------------------------------



TO THE DIRECTORS OF
UBP CANHOLDINGS INC.

We have audited the consolidated balance sheets of UBP Canholdings Inc. as at December 31, 1996 and 1995 and the consolidated statements of operations and retained earnings and cash flows for the years then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards applicable in Canada, which do not differ significantly from those in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended in accordance with generally accepted accounting principles.


/s/ BDO Dunwoody

Chartered Accountants

Hamilton, Ontario, Canada
February 28, 1997

                                     ARTHUR
                                    ANDERSEN



                                    -------------------------------------
UBP-Csepel Iron Foundry Kft.        Arthur Andersen Audit Kft
Budapest
Cyepsor u.1.
1211                                -------------------------------------
                                    East-West Business Center
                                    H-1088 Budapest
                                    Rakoezi ut 1-3
                                    Postacim:  1443 Budapest 70 Pf 300/31

                                    Telefon:  (36-1) 327-7100
                                    Telefax:  (36-1) 327-7199






       This is the English translation of the Hungarian original (Note 0)

                          Independent Auditors' Report


The English translation of the Annual Report is incomplete since the Business Report is only available in Hungarian. Although this report is signed, in the event of any discrepancy between the Hungarian language original and this English language translation, the Hungarian language version shall prevail. The following is a translation to English of the Hungarian language original audit opinion on the complete Annual Report:

"To the quotaholder of UBP-Csepel Iron Foundry Kft:

We have audited the accompanying balance sheet of UBP-Csepel Iron Foundry Kft. ("the Company") as at 31 December 1996, which shows total assets of HUF'000 580,198 and a retained loss for the year of HUF'000 128,943, the related profit and loss account for the year then ended, and the supplement (collectively "the financial statements") included in the Company's 1996 Annual Report. The Annual Report, comprising the financial statements and a Business Report, is the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit. In addition, it is our responsibility to assess whether the accounting information in the Business Report is consistent with that contained in the financial statements.

We had also audited the Company's Annual Report for the year ended December 31, 1995 and issued an unqualified opinion. Reference is made to our Auditors' Report dated 16 February 1996.

                                     ARTHUR
                                    ANDERSEN


                                      -2-


We conducted our audit in accordance with the International Standards on Auditing and applicable laws and regulations in Hungary. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our work with respect to the Business Report was limited to checking it within the aforementioned scope, and did not include a review of any information other than that drawn from the audited accounting records of the Company. We believe that our audit provides a reasonable basis for our opinion.

This Annual Report has been prepared for the consideration of the owner at the forthcoming General Meeting and does not reflect the effects, if any, of resolutions that might be adopted at that meeting. In our opinion, except for the effects, if any, of resolutions that might be adopted at the forthcoming General Meeting, the Annual Report has been prepared in accordance with the provisions of the Act on Accounting and accounting principles generally accepted in Hungary and gives a true and fair view of the financial position of the UBP-Csepel Iron Foundry Kft. as at 31 December 1996 and of the results of its operations for the year then ended.


Budapest, 19 February 1997




/s/Emery Jakab                            /s/ Laszlo Bary
Emery Jakab                               Laszlo Bary
Arthur Andersen Audit Kft.                Registered Auditor
[KF-0660/96./V.]                          [K1-0363/92./XII.]

                                   F-4(a)

                                                                       Exhibit A

                     UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                          Consolidated Balance Sheets
                           December 31, 1996 and 1995



        Assets                                                 1996           1995
                                                          -------------  -------------
Current Assets:
     Cash                                                 $      63,706  $     401,117
     Accounts receivable, trade (net of allowance
        for doubtful accounts of $463,968 and
        $92,461 in 1996 and 1995)                            11,919,002      8,446,630
     Inventories (Notes 2 and 3)                             14,441,523     10,362,510
     Income taxes refundable (Note 7)                           183,049        302,313
     Deferred income taxes (Note 7)                             488,700        220,400
     Prepaid expenses and other current assets                  949,114        365,416
                                                          -------------  -------------
                                                             28,045,094     20,098,386
                                                          -------------  -------------
Property and Equipment (net of accumulated
 depreciation--Notes 2 and 3)                                 8,836,272      5,254,644
                                                          -------------  -------------
Other Assets:
     Investments                                                      0         60,316
     Goodwill, net of accumulated amortization of
        $77,378 and $64,112 in 1996 and 1995 (Note 2)           260,581        239,305
     Other assets                                               884,824        763,184
                                                          -------------  -------------
                                                              1,145,405      1,062,805
                                                          -------------  -------------
                                                          $  38,026,771  $  26,415,835
                                                          =============  =============
            Liabilities and Stockholders' Equity
Current Liabilities:
     Accounts payable, trade                              $   8,583,217  $   4,850,584
     Long-term indebtedness, current portion (Note 6)         2,710,583        407,079
     Subordinated notes (Note 4)                              1,050,000              0
     Accrued expenses and other current liabilities           1,432,963        513,930
                                                          -------------  -------------
                                                             13,776,763      5,771,593
                                                          -------------  -------------
Long-term Liabilities:
     Revolving loan indebtedness (Note 5)                    11,432,525      9,332,583
     Long-term indebtedness, noncurrent portion (Note 6)      2,710,145      2,036,866
     Deferred income taxes (Note 7)                             323,213        181,818
     Due to affiliates                                                0        201,617
     Due to stockholders (Note 9)                               927,724        332,371
                                                          -------------  -------------
                                                             15,393,607     12,085,255
                                                          -------------  -------------
Commitments and Contingencies (Notes 5, 8 and 11)
Stockholders' Equity (Note 1):
     Preferred stock (authorized 1,000,000 shares,
        $.01 par value, none issued or outstanding)                   0              0
     Common stock (authorized 15,000,000 shares,
        $.01 par value, 6,729,425 and 6,500,000 shares
        issued and outstanding)                                  67,294         65,000
     Additional paid-in-capital                               7,777,788      6,976,204
     Retained earnings                                        1,038,465      1,531,885
     Foreign currency translation adjustments             (      27,146) (      14,102)
                                                          -------------  -------------
                                                              8,856,401      8,558,987
                                                          -------------  -------------
                                                          $  38,026,771  $  26,415,835
                                                          =============  =============

     The accompanying notes are an integral part of this statement.

                                                                       Exhibit B


                     UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                      Consolidated Statement of Operations
                  Years Ended December 31, 1996, 1995 and 1994




                                                    1996           1995           1994
                                              -------------  -------------  -------------
Net Sales                                     $  63,059,515  $  46,814,827  $  39,712,129
Cost of Sales                                    51,784,736     38,748,160     33,404,958
                                              -------------  -------------  -------------
Gross Profit                                     11,274,779      8,066,667      6,307,171
Selling, General and Administrative Expenses     10,599,238      7,219,126      4,998,251
                                              -------------  -------------  -------------
Income from Operations                              675,541        847,541      1,308,920
                                              -------------  -------------  -------------
Other Expense (Income):
     Equity in income (loss) of affiliate      (        827)         6,254   (     60,151)
     Interest expense                             1,184,018        843,233        689,426
     (Gain) Loss on disposition of assets      (     44,182)  (      4,093)        69,860
     Other                                     (     68,756)  (     29,440)         6,800
                                              -------------  -------------  -------------
                                                  1,070,253        815,954        705,935
                                              -------------  -------------  -------------
Income (Loss) before Provision for Income
 Taxes and Cumulative Effect of Accounting
 Change                                        (    394,712)        31,587        602,985
                                              -------------  -------------  -------------

Income Tax Provision (Benefit) (Note 7):
     Current                                        225,613   (    111,081)       245,387
     Deferred                                  (    126,905)        78,418   (    117,000)
                                              -------------  -------------  -------------
                                                     98,708   (     32,663)       128,387
                                              -------------  -------------  -------------
Income (Loss) before Cumulative Effect of
     Accounting Change                         (    493,420)        64,250        474,598
Cumulative Effect of Accounting Change -
 Net of Income Taxes of $28,600 (Note 2)                  0              0         46,777
                                              -------------  -------------  -------------
Net Income (Loss)                            ($     493,420) $      64,250  $     521,375
                                              =============  =============  =============
Earnings (Loss) per Share (Note 2):

  Primary:
     Net income (loss) per common share      ($         .07) $         .01
                                              =============  =============
     Weighted average number of
        common shares outstanding                 6,647,796      7,129,966
                                              =============  =============
  Fully diluted:
     Net income per common share                             $         .01
                                                             =============
     Weighted average number of
      common shares outstanding                                  7,293,056
                                                             =============
  Pro Forma:
     Net income before cumulative effect adjustment                         $         .10
     Cumulative effect adjustment                                                     .01
                                                                            -------------
     Net income per common share                                            $         .11
                                                                            =============
     Weighted average number of common shares
      outstanding                                                               4,918,630
                                                                            =============

     The accompanying notes are an integral part of this statement.

                                                                       Exhibit C



                     UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
           Consolidated Statement of Changes in Stockholders' Equity
                  Years Ended December 31, 1996, 1995 and 1994





                                                                                                           Foreign
                                                         Common Stock          Additional                  Currency
                                                     Shares                     Paid-in      Retained    Translation
                                                  Outstanding        Amount     Capital      Earnings    Adjustments      Total
                                                  -----------  ------------  ------------  ------------  ------------  ------------
Balances, January 1, 1994                           4,160,000  $      1,780  $    409,003  $  1,745,268                $  2,156,051
Net Income for 1994                                                                             521,375                     521,375
Distributions to S-Corporation
 Stockholders for 1994                                                                      (   237,371)                (   237,371)
Acquisition of 547647 Ontario Limited               1,040,000        10,400       412,763                                   423,163
Transfer to Conform to Exchange
 of Shares--(Note 1)                                                 39,820   (    39,820)                                        0
Undistributed S-Corporation Earnings
 Reclassified to Paid-in Capital                                                  561,637   (   561,637)                          0
Proceeds (net) from Common stock
 Offering (Note 1)                                  1,300,000        13,000     5,153,729                                 5,166,729
Foreign Currency Translation
 Adjustment                                                                                               ($   17,568)  (    17,568)
                                                  -----------  ------------  ------------  ------------  ------------  ------------
Balances, December 31, 1994                         6,500,000        65,000     6,497,312     1,467,635   (    17,568)    8,012,379
Net Income for 1995                                                                              64,250                      64,250
Elimination of Minority Interest                                                  309,517                                   309,517
Stock Options Recorded as Compensation (Note 12)                                  169,375                                   169,375
Foreign Currency Translation Adjustment                                                                         3,466         3,466
                                                  -----------  ------------  ------------  ------------  ------------  ------------
Balances, December 31, 1995                         6,500,000        65,000     6,976,204     1,531,885   (    14,102)    8,558,987
Net Loss for 1996                                                                           (   493,420)                (   493,420)
Exercise of Warrants and Exchange of
 Shares by Underwriters (Note 12)                      51,325           513   (       383)                                      130
Shares Issued as Partial Consideration
 for Acquisitions of Assets                           137,200         1,372       305,229                                   306,601
Shares Issued in Lieu of Cash for
 Consulting/Noncompete Agreement (Note 8)              39,500           395       341,805                                   342,200
Exercise of Stock Options                               1,400            14         6,986                                     7,000
Stock Options Recorded as Compensation (Note 12)                                  147,947                                   147,947
Foreign Currency Translation Adjustment                                                                   (    13,044)  (    13,044)
                                                  -----------  ------------  ------------  ------------  ------------  ------------
Balances, December 31, 1996                         6,729,425  $     67,294  $  7,777,788  $  1,038,465   ($   27,146) $  8,856,401
                                                  ===========  ============  ============  ============  ============  ============

        The accompanying notes are an integral part of this statement.
                                     F-7

                                                                       Exhibit D



                     UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                      Consolidated Statement of Cash Flows
                  Years Ended December 31, 1996, 1995 and 1994




                                                        1996         1995         1994
                                                    ----------   ----------    ----------
 Cash Flows from Operating Activities:
   Net income (loss)                              ($  493,420)   $   64,250    $  521,375
   Adjustments to reconcile net income
     (loss) to net cash used in operating
     activities:
       Depreciation and amortization                1,006,808       515,870       353,139
       Provision for bad debts                        472,732       188,015       206,556
       Write down of investment                             0             0        59,485
       (Gain)/loss on disposition of
          assets                                  (    44,182)  (     4,093)       69,860
       Equity in income of subsidiary             (       827)        6,254   (    60,151)
       Effect of exchange rate changes            (    13,044)        3,466   (    17,568)
       Deferred income taxes                      (   126,905)       78,418   (   117,000)
       Compensation expense for stock
          options                                     147,947       169,375             0

       Increase (Decrease) in cash from
         changes in:
           Accounts receivable, trade             ( 3,945,104)  ( 1,687,887)  ( 1,206,298)
           Inventories                            ( 4,079,013)  ( 1,486,530)  ( 1,696,966)
           Prepaid expenses and other
             current assets                       (   464,432)  (   337,623)  (   180,047)
           Increase in other assets               (    56,332)  (   507,609)  (   190,375)
           Accounts payable, trade                  3,732,633   (   706,596)    1,935,286
           Accrued expenses and other
             liabilities                              919,860   (   195,367)  (   194,310)
                                                 ------------  ------------  ------------

   Net cash used in operating activities,
     forward                                      ( 2,943,279)  ( 3,900,057)  (   517,014)
                                                 ------------  ------------  ------------

Cash Flows from Investing Activities:
   Acquisition of subsidiary                                0   ( 1,163,290)            0
   (Increase) Decrease in advances to
    partially owned entity                        (   141,301)      330,091   (    29,250)
   Purchase of property and equipment             ( 3,973,180)  ( 1,028,349)  ( 3,180,137)
   Proceeds from disposition of assets                 56,988         4,248        75,225
   (Increase) Decrease in cash value
     of life insurance policies                   (    65,846)  (    41,135)        3,293
                                                 ------------  ------------  ------------

   Net cash used in investing activities,
     forward                                      ($4,123,339)  ($1,898,435)  ($3,130,869)
                                                 =============  ============  ============

                     UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                      Consolidated Statement of Cash Flows
                  Years Ended December 31, 1996, 1995 and 1994




                                                      1996         1995          1994
                                                 ------------  ------------  ------------

    Net cash used in operating activities,
      forwarded                                  ($ 2,943,279) ($ 3,900,057) ($   517,014)
                                                 ------------  ------------  ------------
    Net cash used in investing activities,
      forwarded                                  (  4,123,339) (  1,898,435) (  3,130,869)
                                                 ------------  ------------  ------------
Cash Flows from Financing Activities:
   Issuance of common stock                             7,130             0     5,166,729
   Net increase (decrease) in revolving
     loan indebtedness                              2,099,941     4,146,961  (    260,049)
   Proceeds on notes payable                        3,535,280     1,590,780     3,744,576
   Principal payments on notes payable           (    558,497) (  2,386,899) (  1,852,960)
   Proceeds from (Payments on)
     stockholder loans, net                           595,353  (    117,629)            0
   Distributions to stockholders                            0             0  (    237,371)
   Net proceeds from subordinated notes             1,050,000             0             0
                                                 ------------  ------------  ------------
   Net cash provided by financing
     activities                                     6,729,207     3,233,213     6,560,925
                                                 ------------  ------------  ------------
Net Increase (Decrease) in Cash and
  Cash Equivalents                               (    337,411)  ( 2,565,279)    2,913,042

Cash and Cash Equivalents, Beginning
  of Period                                           401,117     2,966,396        53,354
                                                 ------------  ------------  ------------
Cash and Cash Equivalents, End of
  Period                                         $     63,706  $    401,117  $  2,966,396
                                                 ============  ============  ============


    Supplemental Disclosures of Cash Flow Information:
          Cash paid during the year for:
              Interest                           $ 1,151,986   $   875,864   $    617,057
                                                 ===========   ===========   ============

              Income taxes                       $   383,140   $   132,903   $    292,782
                                                 ===========   ===========   ============


    Supplemental Disclosures of Noncash
       Investing and Financing Activities:
          Assets acquired by issuance of stock   $   648,801   $         0   $    732,441
                                                 ===========   ===========   ============

          Equipment acquired by capital lease    $         0   $         0   $    240,000
                                                 ===========   ===========   ============


        The accompanying notes are an integral part of this statement.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidated Financial Statement

Note 1--Structure and Common Stock Offering:

   Universal Automotive Industries, Inc. (the Company) was incorporated in January 1994 to act as a holding company for its direct and indirect subsidiaries which as of December 31, 1996 are as follows:

       Universal Automotive, Inc. (Universal), a United States Corporation.

       Canadian Corporations:
          UBP Canholdings, Inc. (Canholdings) and its wholly owned subsidiaries:
              Universal Brake Parts, Inc.
              International Discus Corporation (Inactive) (IDC)

       UBP Hungary, Inc. (Hungary), a United States Corporation and its wholly-owned subsidiary, UBP Csepel Iron Foundry, KFT, a Hungarian limited liability company, (both formed in September, 1995).

   In January 1996, the Company acquired the remaining 50% interest in UBP Friction, Inc., which was thereupon merged into Canholdings.

   On April 30, 1994, the shareholders of Universal and IDC (entities under common control) exchanged their shares in Universal and IDC for 80% (4,160,000 shares) of the outstanding shares of the Company. In addition, the shareholder of Canholdings exchanged the outstanding shares of Canholdings for 20% (1,040,000 shares) of the outstanding shares of the Company. Immediately preceding the transaction, Universal purchased the net assets of Aaron Automotive Industries, Inc., a United States subsidiary of Canholdings, for book value of $27,410. The subsidiary was liquidated in 1995.

   On December 15, 1994, the Company issued 1,300,000 shares of its common stock, at $5.00 per share, in a public common stock offering. Proceeds from the offering, net of commissions and other related expenses totalling $1,333,271 were $5,166,729. In connection with the public offering, the Company effected a 5,200 to 1 stock split to increase the 1,000 previously outstanding shares of common stock to 5,200,000 shares of common stock, therefore requiring a transfer of $39,820 from additional paid-in capital to common stock. All references to number of shares and to per share information in the consolidated financial statements reflect the stock split and share authorization amount for all periods presented.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidated Financial Statement


Note 1--Structure and Common Stock Offering, Continued:

   The April 30, 1994 transfer of shares of Canholdings for 20% of the outstanding shares of the Company has been recorded at the transferor's historical cost rather than fair value as required by generally accepted accounting principles. Management indicates there was no material difference between the transferor's historical cost and the fair value of the assets acquired and liabilities assumed at April 30, 1994. Assets acquired and liabilities assumed were as follows:


             Current assets                           $  2,463,610
             Property and equipment                        254,820
             Other assets                                  210,303
             Liabilities assumed                       ( 2,196,292)
                                                      ------------
             Purchase price                                732,441
             Less--minority interest (Note 3)              309,278
                                                      ------------
             Amount credited to stockholders' equity
              on issuance of shares                   $    423,163
                                                      ============


   On September 29, 1995, Hungary acquired assets of the Csepel Iron Foundry of Budapest, Hungary. The acquisition was accounted for as a purchase and the cost of the acquisition was allocated to reflect the fair value of the assets purchased:


             Inventory                                  $  174,226
             Property and equipment                        989,064
                                                        ----------

             Purchase price                             $1,163,290
                                                        ==========


   Supplemental unaudited pro forma information for Hungary is not included because no financial statements for periods prior to acquisition for the predecessor entity are available.

Note 2--Nature of Activities and Summary of Significant Accounting Policies:

   Universal Automotive Industries, Inc. is engaged principally in the manufacture and distribution of automotive brake parts and supplies operating from facilities in Chicago, Illinois, Compton, California, Dallas and Laredo, Texas, Vancouver, Canada and Ontario, Canada. Sales are made throughout the United States and Canada. The Company's Hungarian subsidiary is engaged in the manufacture of iron casting products, primarily for the automotive and machine tool industries. All of its sales are in Europe.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                Notes to the Consolidated Financial Statement


Note 2--Nature of Activities and Summary of Significant Accounting Policies,
     Continued:

   A summary of significant accounting policies is as follows:

       Principles of Consolidation--The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.

       Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

       Foreign Currency Translation--For Canholdings, the local currency is the functional currency and translation adjustments are accumulated in a separate component of stockholders' equity. In 1995, the local currency was also the functional currency for Hungary. In 1996, the Company determined that the country of Hungary's economy qualifies as a "highly inflationary economy" and thus Hungary's financial statements have been remeasured as if the functional currency is the U.S. dollar. Such remeasurement creates adjustments which are included in the determination of net income (loss).

       Inventories--Inventories are stated at the lower of cost or market value with cost generally determined using the weighted average method, which approximates the first-in, first-out (FIFO) method.

       Depreciation--Depreciation of property and equipment has been computed under accelerated and straight line methods for financial reporting purposes, and accelerated methods for income tax reporting purposes, over the estimated useful lives of the assets.

       Cost of Sales--The Company considers warehousing (including certain salaries, occupancy costs, supplies) and buying expenses as an integral component of cost of sales.

       Goodwill--Goodwill represents the excess of the cost of various companies acquired, over the fair value of the net assets at their respective dates of acquisition. Such goodwill is being amortized over 20 to 40 years using the straight-line method.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                Notes to the Consolidated Financial Statement


Note 2--Nature of Activities and Summary of Significant Accounting Policies,
     Continued:

       Derivatives--The Company has only limited derivative financial instruments and does not use them for trading purposes. Amounts receivable or payable under the interest rate swap agreement are recognized as additions to or deductions from interest expense.

       Income Taxes--Until April 30, 1994, Universal had elected to be treated as an S corporation under the Internal Revenue Code, whereby income or loss of Universal was allocated to its stockholders, by inclusion in their respective individual income tax returns. Accordingly, no liability or provision for federal income taxes was reflected in the accompanying financial statements, nor were any deferred taxes provided for temporary differences between tax and financial reporting. However, Universal continued to be subject to various state and local income taxes.

       Effective April 30, 1994, the S corporation election for Universal was terminated as a result of the business combination referred to in Note
       1. As a result of such termination, deferred income taxes were provided subsequently for temporary differences between financial statement and tax bases of certain assets and liabilities. Deferred income tax assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income tax assets and liabilities are determined based on the financial statement and tax bases of assets and liabilities (Note 7).

       Accounting Change--During the fourth quarter of 1994, the Company refined the method of determining inventory costs for financial reporting purposes to include capitalization of inbound customs and transportation costs. Previously, all inbound customs and transportation costs had been charged to expense when incurred because the amount of such costs that would have been capitalized as an inventory cost were not considered material. The Company believes that this refinement provides a better measurement of operations by more closely matching revenue with expenses particularly since such costs have been increasing as related to purchases of inventory. The cumulative effect on prior years of this change was $46,777 (net of income taxes of $28,600) or $.01 per share. The effect of this change was to increase 1994 net income by $40,919 (net of income taxes of $25,100) or $.01 per share.

       Pro Forma Net Income per Share--Common shares outstanding for 1994 are based on the weighted average number of common shares outstanding. For the year ended December 31, 1994, the warrants issued in connection with the initial public offering (Note 1) were not considered common stock equivalents because they were not outstanding for a sufficient period of time to qualify as a common stock equivalent.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                Notes to the Consolidated Financial Statement

Note 2--Nature of Activities and Summary of Significant Accounting Policies,
     Continued:

       Net Income Per Share--Primary net income per share is computed by dividing net income by the weighted average number of shares of common stock and common stock equivalents outstanding during the period using the treasury stock method based on the average price of the stock during the period. Common stock equivalents include shares issuable upon conversion of the Company's warrants and options. Fully diluted net income per share is computed by dividing net income by the weighted average number of shares of common stock and common stock equivalents outstanding during the period using the treasury stock method based on the end of the period stock price.

       Because of the net loss incurred during 1996, common stock equivalents are not included for such year in the weighted average number of shares outstanding in determining loss per share. Also, there is no presentation of fully diluted loss per share required for 1996.

       Reclassification--Certain 1995 and 1994 selling, general and administrative expenses have been reclassified to cost of sales to conform to 1996 classifications, without affecting income from operations. Other reclassifications of certain 1995 items have been made to conform to 1996 classifications.



      Note 3--Selected Financial Statement Data:

                                                            1996         1995
                                                        -----------  -----------
Inventories:
      Finished goods                                   $13,027,987  $ 9,602,755
      Work-in-process                                      229,588      306,625
      Raw materials                                      1,183,948      453,130
                                                       -----------  -----------
                                                       $14,441,523  $10,362,510
                                                       ===========  ===========

                                      Estimated
                                        Lives
                                      ---------
 Property, plant and equipment:
     Machinery and equipment        5 to 11 years      $ 4,929,024  $ 2,671,836
     Building and improvements     25 to 39 years        2,734,526    1,999,040
     Land                                                  498,835      419,569
     Tools and dies                 5 to 11 years          539,623       53,462
     Patterns                       5 to 10 years          761,717      409,504
     Computer equipment              3 to 5 years          457,792      315,726
     Autos and trucks                3 to 5 years          351,643      366,766
     Furniture and fixtures         5 to 11 years          278,346      248,771
     Leasehold improvements               5 years          219,511       98,356
                                                      ------------ ------------
                                                        10,771,017    6,583,030
     Less accumulated depreciation                     ( 1,934,745) ( 1,328,386)
                                                      ------------ ------------

                                                       $ 8,836,272  $ 5,254,644
                                                      ============ ============

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidated Financial Statement


Note 3--Selected Financial Statement Data, Continued:
   Depreciation expense amounted to $663,746, $452,885 and $308,969, for 1996, 1995 and 1994, respectively.

   Total bad debt expense included in selling, general and administrative expenses was $472,732, $188,015 and $206,556 for the years ending 1996, 1995, and 1994, respectively.

Note 4--Subordinated Notes:
   At December 31, 1996, the following notes were owing, maturing in 1997. Such notes are subordinated to bank indebtedness (Note 5).


        To a company director and a general partnership
         managed by another company director (both bearing
         interest at 11% per annum and containing options
         to purchase 14,000 shares of company stock at
         $5.00 per share)                                         $350,000

        To four nonaffiliated individuals (bearing interest at
         9% to 11% and containing options to purchase 28,000
         shares of company stock at $5.00 per share)               700,000
                                                                ----------
                                                                $1,050,000
                                                                ==========
Note 5--Revolving Loan Indebtedness:
   Revolving loans payable to NBD Bank (see below) or its affiliate American National Bank amounted to $11,432,525 and $9,332,583 at December 31, 1996 and 1995.

   The Company entered into a credit agreement (the "Agreement") with NBD Bank in May 1995. Subsequently, NBD merged with First National Bank of Chicago which in 1996 transferred the Agreement as amended from time-to-time to American National Bank, (collectively, the Bank). The amended Agreement permits revolving line of credit borrowings in amounts up to $12,000,000 due in May 2000, and additional borrowings of up to $500,000 to finance equipment acquisitions to be paid off over a five-year term (included in Item D in Note 6). Under the Agreement, the Bank also (i) refinanced the first mortgage on the Company's headquarters for a total of $1,300,000 due in April 2000 (Note 6) and (ii) extended to the Company an authorization to finance the acquisition of machinery and equipment (Note 6(B)). The Agreement contains certain limitations on dividends and capital expenditures and requires the Company to satisfy certain financial tests, including, without limitation, ratios of liabilities to tangible net worth, cash flow to fixed charges ratios and minimum tangible net worth. At December 31, 1996, the Company had violated certain of such covenants and has received a bank waiver therefor. All borrowings are at the bank's prime rate and/or various LIBOR options, except for the term loans for which the Company can choose a fixed rate. The facilities are secured by a first lien on substantially all of the Company's North American assets. At December 31, 1996, approximately $496,000 was available for borrowing under this Agreement.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                Notes to the Consolidated Financial Statement


Note 5--Revolving Loan Indebtedness, Continued:

   At December 31, 1996 the Company was contingently liable under the revolving credit agreement on outstanding letters of credit totaling approximately $71,400.

   The weighted average interest rates on the aforementioned borrowings were 7.54%, 8.26% and 7.96% for the years ended December 31, 1996, 1995, and 1994, respectively.

   Because the revolving loan interest rate adjusts with changes in the market rate of interest, management believes the fair value of the revolving loan is equal to its carrying value.

Note 6--Long-term Indebtedness:



                                                      1996        1995
                                                   ----------  ----------
       Long-term indebtedness consisted of the
        following:

            First mortgage loan on
             Chicago headquarters (see A below)    $1,186,250  $1,251,250

            Notes payable to NBD, Canada
             (see B below)                          1,635,723     920,277

            Note payable by Canholdings in
             connection with loans made by
             individuals (see C below)                203,749      91,682

            Other installment notes, partially
             collateralized by certain equipment
             (see D below)                            893,780           0

            Notes payable to NBD, Frankfurt
             (see E below)                          1,371,207           0

            Capital lease obligation (see Note 8)     130,019     180,736
                                                   ----------  ----------
            Total long-term indebtedness            5,420,728   2,443,945
            Less current portion                    2,710,583     407,079
                                                   ----------  ----------
            Noncurrent portion                     $2,710,145  $2,036,866
                                                   ==========  ==========


   (A) The first mortgage note is payable to the Bank under a $1,300,000 loan, in quarterly installments of $16,250 plus (a) interest at the bank's prime rate (8.25% at December 31, 1996). The note matures in April 2000 and is collateralized by a first mortgage on the Company's headquarters in Chicago, Illinois. This note is pursuant to the May 1995 Agreement (Note 5). The Company has entered into a fixed interest rate swap agreement with the bank, which fixes the rate of interest the Company pays at 8.58%.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                Notes to the Consolidated Financial Statement


Note 6--Long-term Indebtedness, Continued:

        The term of the agreement and the notional dollar amount coincides with the terms of the first mortgage loan. The swap contract is settled on a quarterly basis with the Company either paying or receiving the difference between the fixed rate specified in the contract or the current floating rate. For the years ended December 31, 1996 and 1995, the Company paid net amounts of $6,495 and $657 under this Agreement. The Company is exposed to off balance sheet risk in the event of nonperformance by the bank, however, management anticipates the bank will be able to satisfy its obligation under the contract.

   (B) The notes payable to NBD, Canada are pursuant to a $2,000,000 authorization to finance equipment purchases. These notes are payable in monthly installments of $45,086 including interest at rates ranging from 9.1% to 11%. The notes mature from 1999 to 2001 and are collateralized by a first lien on all of the company's assets, pursuant to the Agreement (Note 5). At December 31, 1996, a total of $364,277 remains to be drawn on the $2,000,000 authorization.

   (C) The loan payable to an individual at December 31, 1995 was paid in full in 1996. At December 31, 1996, a loan of $203,749 was owing to an employee. The related note is payable on demand, with interest at 11% per annum.

   (D)  Other installment notes include (a) $500,000 note to the Bank, due
        May 31, 1997 plus interest payable at rates in effect for the revolving credit indebtedness (Note 5), (b) $334,400 equipment term note under the Agreement (Note 5) due in quarterly installments of $17,600, and
        (c) certain other notes aggregating $59,380.

   (E) On January 2, 1996, NBD Bank (Frankfurt) extended (a) a line of credit facility of $750,000 and (b) a $1,500,000 term loan (maturing in 5 years from the dates of specific borrowings) to the Hungarian subsidiary both secured by all the assets of that entity. Such borrowings (denominated in Deutsche Marks) bear interest at the bank's prime rate or various LIBOR options. Draws under this facility mature December 31, 1997 unless converted to term loans, which has not been done by the Company.

     Management believes that the fair value of its long-term indebtedness is not materially different from its carrying value. Management has estimated the fair value by discounting expected cash flows using interest rates that management believes are approximately equal to the interest rates currently available for similar debt issues.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidated Financial Statement

Note 6--Long-term Indebtedness, Continued:

   The approximate aggregate maturities of long-term indebtedness (excluding capital leases) are:



                           Year Ending
                           December 31         Amount
                           -----------      ----------
                             1997           $2,660,893
                             1998              574,697
                             1999              576,690
                             2000            1,303,828
                             2001              174,601
                                            ----------
                                            $5,290,709
                                            ==========

Note 7--Income Taxes:

   For the four months ended April 30, 1994, Universal elected to be treated as an S corporation under the Internal Revenue Code and therefore no provisions for federal income taxes were reflected for Universal in the financial statements for that period (Note 2).

   Income tax expense (benefit) consisted of the following:




                                              1996           1995          1994
                                          -----------      ----------    ----------
          Current:
            Federal                       $   263,000      ($105,000)    $ 139,200
            Foreign                       (    75,387)        20,919        67,987
            State                              38,000      (  27,000)       38,200
          Deferred                        (   126,905)        78,418     ( 117,000)
                                          -----------      ----------    ----------
                                          $    98,708       ($32,663)    $ 128,387
                                          ===========      ==========    ==========

     The components of the domestic net deferred tax assets are as follows:

                                                                               1996      1995
                                                                             --------   -------
          Deferred tax assets:
                Bad debt allowance                                           $152,000   $28,200
                Variation of inventories between
                 tax and financial reporting
                 purposes                                                     185,300    69,800
                Compensation expense for stock options                        120,600    64,400
                Other accruals                                                 30,800    58,000
                                                                             --------   -------
          Net deferred tax assets                                            $488,700  $220,400
                                                                             ========  ========

                                     F-18

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                Notes to the Consolidated Financial Statement


Note 7--Income Taxes, Continued:


   The components of the Canadian net deferred tax liabilities at December 31, 1996 and 1995 are:


                                                                       1996      1995
                                                                     --------   --------
          Deferred tax liabilities:
                Depreciation differences resulting
                 from different bases of certain
                 assets for tax and financial
                 reporting purposes                                  $373,213   $237,100
                                                                     --------   --------
          Deferred tax assets:
                Tax carryforwards                                      40,500     48,500
                Other                                                   9,500      6,782
                                                                     --------   --------
                                                                       50,000     55,282
                                                                     --------   --------
          Net deferred tax liabilities                               $323,213   $181,818
                                                                     ========   ========


   A reconciliation of the provision for income taxes and the amount computed by applying the federal statutory rate to income (loss) before income tax expense is as follows:


                                             1996                  1995          1994
                                        -------------         ------------  ------------

Income (loss) before income
 tax expenses and cumulative
 effect of accounting change:
  Domestic                               $     76,168          ($598,062)     $324,247
  Foreign                                 (   470,880)           629,649       278,738
                                         ------------         ----------      --------
                                            ($394,712)           $31,587      $602,985
                                         ============         ==========      ========
Computed income tax expense
  (benefit) at federal
  statutory rate                            ($134,200)           $10,700      $205,000
Increase (reduction)
  resulting from:
    Hungary loss (tax benefit
      not recorded)                           215,000                  0             0
    Deferred tax assets
      recorded under SFAS 109                       0                  0   (    82,800)
    Other (including effect of
      different foreign and
      U.S. State rates)                        17,908        (    43,363)        6,187
                                         ------------       ------------     ---------
         Total                                $98,708        (   $32,663)     $128,387
                                         ============       ============     =========

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                Notes to the Consolidated Financial Statement


Note 7--Income Taxes, Continued:

  At December 31, 1996 and 1995, income taxes refundable consist of:


                                                                              1996          1995
                                                                      ------------  ------------
         Tax deposits in excess of taxes due                              $107,137      $170,313
         Carryback of 1996 Canadian operating
          losses                                                            75,912             0
                                                                      ------------  ------------
         Carryback of 1995 United States
          operating losses                                                       0       132,000
                                                                      ------------  ------------

                                                                          $183,049      $302,313
                                                                      ============  ============


Note 8--Leases and Other Commitments:

   The Company leases from unaffiliated parties all its facilities except for the Chicago headquarters and Hungarian foundry both of which are owned. The lease terms range from month-to-month to long-term leases the latest of which expires in 2000. Annual rents for the facilities range from $60,000 to $137,000.

   Until June 1995, the Company leased its former Chicago headquarters from a land trust operating as a partnership comprised of three of the Company's stockholders. Rent paid for such facility amounted to $58,000 and $115,233 for 1995 and 1994, respectively.

   Aggregate rent expense for all facilities was $526,697, $335,058 and $543,801 for 1996, 1995 and 1994, respectively.

   The Company leases certain equipment under capital leases payable in aggregate monthly installments of $5,300 with the latest expiring in 1999. The net book value of such equipment under capital lease is $71,000. Certain vehicles and equipment are also leased under operating leases.

   Minimum lease payments due over the remaining terms of the leases are as follows:


                                            Capital  Operating
                  Year Ending December 31    Leases     Leases
                  -----------------------  --------  ---------

                              1997         $ 63,641   $369,652
                              1998           63,641    289,261
                              1999           30,623    148,075
                              2000                     105,872
                              2001                      46,618
                                           --------  ---------
                                            157,905    959,478
                  Less interest portion      27,886
                                           --------  ---------

                                           $130,019   $959,478
                                           ========  =========

                                     F-20

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidated Financial Statement

Note 8--Leases and Other Commitments, Continued:
   In 1995, the Company had entered into a consulting agreement and covenant not to compete (both expiring in 1998) with the principals of a company located in Dallas, Texas from which the Company acquired inventory and a customer list. Monthly payments required under the agreements were $11,800. In 1996, the Company satisfied the remaining unpaid balance of $342,200 by issuing 39,500 shares of its common stock to the aforementioned individuals.

Note 9--Due to Stockholders:

   Due to stockholders consists of the following at December 31, 1996 and 1995:


                                                    1996      1995
                                                  --------  --------
           Unsecured notes payable without
            interest to five original
            stockholders (who are also officers
            and directors) due in varying
            monthly installments                  $157,724  $332,371
           Loans made in 1996 by two of the
            above parties, due in 1998, with
            interest varying up to 11% per annum   770,000         0
                                                  --------  --------
                                                  $927,724  $332,371
                                                  ========  ========


Note 10--Geographical Segment/Major Customer Data:
   The Company's operations primarily involve a single industry segment which is the design, manufacture, sale and support of automotive brake parts. Beginning in September 1995, the new Hungarian operation involves the manufacture of iron casting products, primarily for the automotive and machine tool industries. Financial information, summarized by geographical area follows:


                                                                        Consolidated
                                  Domestic      Canada       Europe     Eliminations     Total
                                 -----------  ----------  ------------  ------------  ------------
Period ended December 31,
 1996:
  Total revenue:
    Unaffiliated
     customers                   $51,035,259  $5,973,613    $6,050,643                 $63,059,515
    Interarea
     transfers                     1,771,569   4,225,834                 ($5,997,403)            0
                                 ----------- -----------    ----------   -----------   -----------
      Total                      $52,806,828 $10,199,447    $6,050,643   ($5,997,403)  $63,059,515
                                 =========== ===========    ==========   ===========   ===========
  Income (Loss)
    from operations               $1,197,426    $129,130     ($651,015)                   $675,541
                                 =========== ===========    ==========                 ===========

  Total assets                   $31,946,883  $8,331,846    $4,230,008   ($6,481,966)  $38,026,771
                                 =========== ===========    ==========   ===========   ===========
  Total export
    sales                                                                              $   504,692
                                                                                       ===========

                                     F-21

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidated Financial Statements


Note 10--Geographical Segment/Major Customer Data, Continued:


                                                                        Consolidated
                                  Domestic      Canada       Europe     Eliminations     Total
                                 -----------  ----------  ------------  ------------  -------------
Period ended December 31,
1995:
  Total revenue:
    Unaffiliated
     customers                   $39,864,658   $5,600,300     $1,349,869                $46,814,827
    Interarea
     transfers                     1,694,629    7,477,203              0   ($9,171,832)           0
                                 -----------  -----------  -------------  ------------  -----------
     Total                       $41,559,287  $13,077,503     $1,349,869   ($9,171,832) $46,814,827
                                 ===========  ===========  =============  ============  ===========
  Income (loss)
    from operations                 ($54,144)    $910,753       ($78,792)      $69,724     $847,541
                                 ===========  ===========  =============  ============  ===========
  Total assets                   $32,757,868   $6,524,311     $2,683,367  ($15,549,711) $26,415,835
                                 ===========  ===========  =============  ============  ===========
  Total export
    sales                                                                               $ 1,098,489
                                                                                        ===========

                                                                                       Consolidated
                                               Domestic      Canada      Eliminations      Total
                                             -----------  ------------  ------------  -------------
Period ended December 31, 1994:
     Total revenue:
          Unaffiliated customers             $35,952,824    $3,759,305                  $39,712,129
          Interarea transfers                  1,492,509     3,015,026   ($4,507,535)             0
                                             -----------  ------------  ------------    -----------

               Total                         $37,445,333    $6,774,331   ($4,507,535)   $39,712,129
                                             ===========  ============  ============    ===========

     Income from operations                  $   610,685    $  547,815    $  150,420    $ 1,308,920
                                             ===========  ============  ============    ===========
     Total assets                            $23,976,162    $6,588,635   ($7,100,738)   $23,464,059
                                             ===========  ============  ============    ===========
     Total export sales                                                                 $ 1,706,209
                                                                                        ===========


   In 1996, one customer accounted for 11% of total consolidated sales and one vendor accounted for approximately 24% of consolidated cost of sales.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidated Financial Statement


Note 11--Contingencies:
   During 1995, a lawsuit was filed against the Company in the United States Bankruptcy Court by the Trustee of a bankrupt entity ("the Debtor") with which the Company had transacted both purchases and sales of certain automotive parts in 1992 and 1993. The Trustee is seeking a total of $5,100,000 in damages under two claims. The largest claim, for approximately $4,600,000 is the result of alleged "voidable transactions" concerning transfers of product by the Debtor to the Company without receiving "reasonably equivalent values" (as defined). The Company believes that all transactions with the Debtor were conducted in the ordinary course of business and at "reasonably equivalent values", and thus disclaims any liability under these claims. The Company, which is in the midst of defending such action, (currently in the pretrial stage) believes that no significant liability will result and has made no provision therefor.

   Further, the Company has filed a claim of some $322,000 against the Debtor for amounts owed to it for auto parts sold to the Debtor. Because of the Debtor's bankruptcy, no receivable is reflected for such amount.

Note 12--Stock Warrants and Options:
   In connection with the public offering of common stock consummated on December 15, 1994 (see Note 1), the Company issued 1,495,000 redeemable common stock purchase warrants. Of this amount, 1,300,000 warrants were part of units containing shares of common stock that were offered to the public and 195,000 warrants were contributed by the Company in connection with 195,000 shares of common stock that were purchased by the underwriters from certain stockholders of the Company in exercise of an underwriter's overallotment option. Each warrant entitles the holder to purchase one share of the Company's common stock at an exercise price of $7.00 per share, subject to certain adjustments, at any time until December 15, 1999. The warrants may be redeemed, in whole or in part, at the Company's option, if the closing bid price of the Company's common stock exceeds 175% of the exercise price (or $12.25 per share) for 20 consecutive trading days, as defined. Such warrants have not been exercised or redeemed.

   The Company also agreed to sell to the underwriter, warrants to purchase 130,000 units (one share of common stock and one warrant, as noted above) at a price of $.001 per unit, exercisable until December 15, 1999, at an initial per unit exercise price equal to 145% of the public offering price of $5.00 per unit (or an exercise price of $7.25). On January 24, 1996, such underwriter warrants for the purchase of 130,000 units were exercised. Based on the Underwriting Agreement, the holders of such underwriter warrants elected to exchange shares of Company stock (78,675 shares) whose then current market value was equal to the total required exercise price of $942,500 (130,000 units at $7.25). Thus, an additional 51,325 shares of Company stock were issued to the underwriter, (or certain employees thereof, who had been assigned certain of such underwriter warrants) without any cash consideration to the Company. The exercise price of the warrants included in such units is 160% of the exercise price ($7.00) of the aforementioned warrants issued to the public (or $11.20). Such warrants have not yet been exercised.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidated Financial Statement

Note 12--Stock Warrants and Options, Continued:

   In connection with the acquisition of Ontario on April 30, 1994 (see Note
   1), the previous stockholder of Canholdings granted to each of the other Company stockholders a nontransferable option to acquire from him for $1 that number of shares of Company common stock that have a market value of $62,500 (Canadian), determined as of July 1, 1998, and exercisable from and after July 1, 1998, provided that the Company consummated an initial public offering under defined terms. Such options expire on January 1, 1999.

   In October 1994, the Company adopted a Stock Option Plan for defined key employees and others. Options granted may be either incentive stock options as specified by the Internal Revenue Code or nonstatutory options. The Company has reserved 300,000 shares of common stock for issuance under the Stock Option Plan. Following is a table indicating the activity during 1995 and 1996 for such Stock Option Plan (no options were issued during 1994):




                                                                  Weighted
                                                                  Average
                                                                  Exercise
                                                         Shares    Price
                                                      ---------  ---------
        1996:
        -----
               Shares under option:
                    Outstanding at beginning of year     57,000   $ 1.07
                    Granted during year                  84,526     5.00
                    Exercised during year              (  1,400)  ( 5.00)
                    Forfeited                          (  2,100)  ( 5.00)
                                                      ---------  -------

                    Outstanding at end of year          138,026   $ 3.38
                                                      =========  =======

               Options exercisable at end of year        43,805   $ 2.90
                                                      =========  =======

               Weighted average fair value per share
                of options granted during the year                $ 7.69
                                                                 =======

        1995:
        -----
               Options granted and outstanding at
                end of year                              57,000   $ 1.07
                                                      =========  =======

               Options exercisable at end of year        13,000   $ 1.31
                                                      =========  =======

               Weighted average fair value per share
                of options granted during the year                $10.75
                                                                 =======

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidate Financial Statements

Note 12--Stock Warrants and Options, Continued:

   The following table summarizes information about outstanding and exercisable stock options as of December 31, 1996:

                              Options Outstanding
                              -------------------


                                             Weighted-
                                              Average   Weighted-
               Range of                      Remaining   Average
               Exercise          Number     Contractual   Exercise
               Prices         Outstanding       Life      Price
               --------       -----------   -----------  ---------
               $1.00            55,000      115 mo.      $1.00
                3.00             2,000      115 mo.       3.00
                5.00            81,026      128 mo.       5.00
                               -------
                               138,026
                               =======

                              Options Exercisable
                              -------------------


                                              Weighted-
               Range of                       Average
               Exercise         Number        Exercise
               Prices         Exercisable      Price
               -------        -----------     --------
               $1.00           22,000          $1.00
                3.00            2,000           3.00
                5.00           19,805           5.00
                               ------
                               43,805
                               ======

   Compensation expense is being recorded over the respective service periods required of the optionees, based on the difference between the grant price and the market price of the stock on the dates of such grants, as required by APB Opinion 25, Accounting for Stock Issued to Employees. In 1996 and 1995, amounts of $147,947 and $169,375, respectively, have been provided for such compensation expense (with offsetting credits to additional paid-in capital).

   The Company has adopted only the disclosure provisions of SFAS 123, Accounting for Stock-Based Compensation and continues to account for stock options in accordance with APB Opinion 25. The foregoing amount of compensation expense for 1996 of $147,947 does not materially differ from that which would have been recorded using the Black-Scholes option valuation method. Accordingly, the pro forma disclosures required by SFAS 123 have been omitted.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidate Financial Statements


Note 13--Quarterly Results (Unaudited):


                   1st                2nd           3rd            4th            Total
                  Quarter           Quarter       Quarter        Quarter          Year
               -------------      -----------  -------------  -------------  ---------------
1996:

  Net sales      $13,010,368      $19,451,798    $17,625,102    $12,972,247     $63,059,515
  Net income
    (loss)      (    305,167)         700,984        208,278   (  1,097,515)   (    493,420)
  Net income
    (loss) per
    share               (.05)             .10            .03           (.16)           (.07)

1995:

  Net sales       $8,490,973      $13,028,477    $12,748,483    $12,546,894     $46,814,827
  Net income
    (loss)      (    149,787)         276,108        326,040   (    388,111)         64,250
  Net income
    (loss) per
    share               (.02)             .04            .05           (.06)            .01

1994:
  Net sales       $6,925,820      $11,205,965    $10,509,272    $11,071,072     $39,712,129
  Net income         134,362          255,973         96,595         34,445         521,375
  Net income
    per share            .02              .05            .02            .01             .11



   1996 fourth quarter results were adversely affected by lower sales volumes due to the phase out of the Company's traditional warehouse distribution business, to make room for growth in the Company's higher margined brake business. The Company also experienced higher expenses in the fourth quarter primarily due to the charges related to the acquisitions of assets of two entities in the latter part of 1996. A one-time pre-tax bad debt reserve charge of $195,000 was also taken in the fourth quarter to reflect collection risks associated with a certain customer.

   The fourth quarter 1995 net loss was primarily due to the significant unusual expenses recorded in the fourth quarter. Such expenses included (a) a reduction in operating income of approximately $200,000 resulting from the discovery in the fourth quarter of a computer accounting problem relating to the recording of returned merchandise involved in sales returns (this problem has been subsequently corrected) and (b) unusually high expenses related to nonrecurring maintenance costs, which had been postponed by the previous owners, required at the newly acquired Hungarian foundry (Note 1) and other costs and interest expenses related to the acquisition of this facility.

                    UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                Notes to the Consolidate Financial Statements

Note 13--Quarterly Results (Unaudited), Continued:

   Significant adjustments recorded in the fourth quarter of 1994 include (a) a reduction in operating income of approximately $120,000 resulting from a year-end book to physical inventory adjustment partially offset by a $31,000 increase in operating income resulting from the accounting change described in Note 2, and (b) the writedown of an investment in the amount of $59,485, both net of a reduction in the provision for certain Canadian income taxes of approximately $25,000.